UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.
2325 East Camelback Road, Suite 1100
Phoenix, Arizona 85016
April 17, 2017
Dear Stockholder:
You are cordially invited to attend our 2017 Annual Meeting of Stockholders to be held on Wednesday, June 21, 2017, at 10:30 A.M. (local time) at our offices located at 2325 E. Camelback Road, Ground Floor, Phoenix, Arizona 85016.
The matters expected to be acted upon at the meeting are described in the following Notice of 2017 Annual Meeting of Stockholders and Proxy Statement, and include the election of four directors, proposed amendments to our charter to comply with requests from a state securities administrator, and the ratification of the appointment of our independent registered public accounting firm.
Directors and officers will be available at the meeting to speak with you. There will be an opportunity during the meeting for your questions regarding the affairs of Cole Real Estate Income Strategy (Daily NAV), Inc. and for a discussion of the business to be considered at the meeting.
It is important that you use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR AUTHORIZE YOUR PROXY BY USING THE TELEPHONE OR THE INTERNET, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. FOR SPECIAL INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. Authorizing a proxy to vote your shares does not deprive you of your right to attend the meeting and to vote your shares in person.
We look forward to seeing you at the meeting.

Sincerely,
George N. Fugelsang
Chairman of the Board

Glenn J. Rufrano
President and Chief Executive Officer

COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.
NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 21, 2017

To Cole Real Estate Income Strategy (Daily NAV), Inc. Stockholders:
NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders of Cole Real Estate Income Strategy (Daily NAV), Inc., a Maryland corporation (the “Company,” “we,” or “us”), will be held on Wednesday, June 21, 2017, at 10:30 A.M. (local time) at our offices located at 2325 E. Camelback Road, Ground Floor, Phoenix, Arizona 85016. The purpose of the meeting is to consider and vote upon:

1.	The election of four directors to hold office until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.	A proposal to amend our Second Articles of Amendment and Restatement (our “Charter”) to comply with requests from a state securities administrator;

3.	The ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

4.	The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.
The proposals and other related matters are more fully described in the proxy statement accompanying this notice.
Only stockholders of record at the close of business on March 31, 2017 are entitled to receive this notice and to vote at the meeting. We reserve the right, in our sole discretion, to postpone or adjourn the 2017 Annual Meeting of Stockholders to provide more time to solicit proxies for the meeting, if necessary.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 21, 2017.
THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT http://www.proxyvote.com.
You may obtain directions to attend the 2017 Annual Meeting of Stockholders of the Company by calling (866) 907-2653.
All stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend, WE URGE YOU TO READ THE PROXY STATEMENT AND EITHER (A) COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR (B) AUTHORIZE YOUR PROXY BY TELEPHONE OR THE INTERNET. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. YOUR PROMPT RESPONSE WILL HELP AVOID POTENTIAL DELAYS AND MAY SAVE THE COMPANY SIGNIFICANT ADDITIONAL EXPENSE ASSOCIATED WITH SOLICITING STOCKHOLDER VOTES.

By Order of the Board of Directors
Michael J. Komenda
Secretary
Phoenix, Arizona
April 17, 2017
PLEASE VOTE — YOUR VOTE IS IMPORTANT

COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.
2325 East Camelback Road, Suite 1100
Phoenix, Arizona 85016
PROXY STATEMENT
QUESTIONS AND ANSWERS
We are providing you with this proxy statement, which contains information about the items to be voted upon at our 2017 Annual Meeting of Stockholders. To make this information easier to understand, we have presented some of the information below in a question and answer format.
Q: Why did you send me this proxy statement?
A: Our board of directors is soliciting your proxy to vote your shares of the Company’s common stock at the 2017 Annual Meeting of Stockholders. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. This proxy statement, the proxy card and our 2016 annual report to stockholders are being mailed to you on or about April 17, 2017.

Q: What is a proxy?

A: A proxy is a person who votes the shares of stock of another person. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, or authorize your proxy by telephone or over the Internet, you are giving your permission to either our chief financial officer and treasurer or our secretary to vote your shares of common stock at the annual meeting as you instruct. If you sign and return the proxy card, or authorize your proxy by telephone or over the Internet, and give no instructions, the proxies will vote FOR all of the director nominees, FOR the approval of the amendments to our Charter to comply with requests from a state securities administrator, and FOR the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. With respect to any other proposals to be properly presented at the meeting for voting, your shares will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of one or both of the proxies. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card or authorize your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card to us or authorize your proxy by telephone or over the Internet as soon as possible, whether or not you plan on attending the meeting in person.

If you authorize your proxy by telephone or over the Internet, please do not return your proxy card.

Q: When is the annual meeting and where will it be held?

A: The annual meeting will be held on Wednesday, June 21, 2017, at 10:30 A.M. (local time) at our offices located at 2325 E. Camelback Road, Ground Floor, Phoenix, Arizona 85016.

Q: How many shares of common stock can vote?

A: As of the close of business on the record date of March 31, 2017, there was an aggregate of 19,543,943 shares of Wrap Class common stock (“W Shares”), Advisor Class common stock (“A Shares”) and Institutional Class common stock (“I Shares”) issued and outstanding. Every stockholder of record as of the close of business on March 31, 2017 is entitled to one vote for each share of common stock, regardless of class, held at that date and time. Fractional shares will have corresponding fractional votes.

Q: What is a “quorum”?

A: A “quorum” consists of the presence in person or by proxy of stockholders holding 50% of the outstanding shares entitled to vote. There must be a quorum present in order for business to be transacted at the annual meeting. If you submit a properly executed proxy card, even if you abstain from voting or do not give instructions for voting, then you will at least be considered part of the quorum.

Q: What may I vote on?

A: You may vote on (i) the election of nominees to serve on our board of directors; (ii) the approval of the amendments to our Charter to comply with the requests from a state securities administrator; (iii) the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and (iv) any other proposal properly presented for a vote at the annual meeting.

Q: How does the board of directors recommend I vote on the proposals?

A: The board of directors recommends a vote “FOR” all of the nominees for election as director who are named as such in this proxy statement, “FOR” the approval of the amendments to our Charter to comply with requests from a state securities administrator and “FOR” ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Q: Who is entitled to vote?

A: Anyone who owned our common stock at the close of business on March 31, 2017, the record date, is entitled to vote at the annual meeting.

Q: How do I vote?

A: You may vote your shares of common stock either in person or by proxy. In order to vote in person, you must attend the annual meeting. Whether you plan to attend the meeting and vote in person or not, we urge you to have your vote recorded. Stockholders may authorize their proxy via mail, using the enclosed proxy card. In addition, stockholders who live in the United States may authorize a proxy by following the “Vote by Phone” instructions on the enclosed proxy card. Stockholders with Internet access may authorize a proxy by following the “Vote by Internet” instructions on the enclosed proxy card. The telephone and Internet proxy authorization procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded. If the telephone or Internet option is available to you, we strongly encourage you to use it because it is faster and less costly. If you attend the annual meeting, you also may vote in person, and any previous proxies that you authorized will be superseded by the vote that you cast at the annual meeting. You may also attend the annual meeting without revoking any previously authorized proxy. If you return your signed proxy card, or authorize your proxy by telephone or over the Internet, but do not indicate how you wish to vote, your shares of common stock will be counted as present for purposes of determining a quorum and voted (i) FOR all of the nominees for director; (ii) FOR the approval of the amendments to the Charter to comply with requests from a state securities administrator; (iii) FOR the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and (iv) with respect to any other proposals to be voted upon, in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of the proxies.

Q: What vote is required to approve each proposal?

A: The affirmative vote of a majority of the shares of our common stock, with each class of shares voting together as a single class, present in person or by proxy at the annual meeting at which a quorum is present is required for the election of each director nominee. Abstentions and broker non-votes will have the same effect as votes cast against each director nominee.

The approval of the proposed amendments to our Charter requires the affirmative vote of at least a majority of all votes entitled to be cast with respect to such proposal, with each class of shares voting together as a single class. Abstentions and broker non-votes will have the same effect as votes cast against such proposal.

The affirmative vote of a majority of the votes cast at the annual meeting at which a quorum is present is required for ratifying the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Q: Will my vote make a difference?

A: Yes. Your vote is very important to ensure that the proposals can be acted upon. Unlike most public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at the annual meeting to constitute a quorum. AS A RESULT, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES. Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder votes. We encourage you to participate in the governance of the Company and welcome your attendance at the annual meeting.

Q: What if I return my proxy card and then change my mind?

A: You have the right to revoke your proxy at any time before the vote by:

1.	notifying Michael J. Komenda, our secretary, in writing at our offices located at 2325 E. Camelback Road, Suite 1100, Phoenix, Arizona 85016;

2.	attending the meeting and voting in person; or

3.
returning another proxy after your first proxy, which is received before the annual meeting date. Only the most recent vote will be counted and all others will be discarded regardless of the method of voting.

Q: How will voting on any other business be conducted?

A: Although we do not know of any business to be considered at the annual meeting other than the election of directors, the approval of the amendments to the Charter and the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, if any other business is properly presented at the annual meeting, your proxy gives authority to either official designated proxy to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q: Who pays the cost of this proxy solicitation?

A: The Company will pay all the costs of soliciting these proxies. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q: Is this proxy statement the only way that proxies are being solicited?

A: No. In addition to mailing proxy solicitation material, our directors and officers, and employees of our sponsor, Cole Capital®, as well as third-party proxy service companies we retain, may also solicit proxies in person, by telephone or by any other electronic means of communication we deem appropriate. No additional compensation will be paid to our directors or officers or to employees of Cole Capital for such services. We have retained Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials and solicitation of votes. We anticipate the costs of such services to the Company to be approximately $35,000.

Q: If I plan to attend the annual meeting in person, should I notify anyone?

A: While you are not required to notify anyone in order to attend the annual meeting, if you do plan to attend the meeting, we would appreciate it if you would call us toll free at (866) 907-2653 to let us know that you will be attending the meeting so that we will be able to prepare a suitable meeting room for the attendees.

Q: Whom should I call if I have any questions?

A: If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:
Broadridge Financial Solutions, Inc.
51 Mercedes Way, Edgewood, New York 11717
Call toll free: (800) 690-6903

PROPOSAL 1
ELECTION OF DIRECTORS
At the annual meeting, you and the other stockholders will vote on the election of all four members of our board of directors. Those persons elected will serve as directors until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The board of directors has nominated the following people for election as directors:

•	Glenn J. Rufrano

•	George N. Fugelsang

•	Richard J. Lehmann

•	Roger D. Snell
Each of the nominees for director is a current member of our board of directors. The principal occupation and certain other information about the nominees are set forth below. We are not aware of any family relationship among any of the nominees to become directors or executive officers of the Company. Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a director, except that such nominees have agreed to serve as our directors if elected.
If you return a properly executed proxy card, or if you authorize your proxy by telephone or over the Internet, unless you direct the proxies to withhold your votes, the individuals named as the proxies will vote your shares for the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for election, the board may reduce its size, designate a substitute nominee, or fill the vacancy through a majority vote of the remaining directors (including a majority of the remaining independent directors if the vacancy relates to an independent director position). If a substitute is designated, proxies voting for the original nominee will be cast for the substituted nominee.
Vote Required; Recommendation
The vote of holders of a majority of all shares entitled to vote who are present in person or by proxy at a meeting of stockholders duly called at which a quorum is present is necessary for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have the same effect as votes cast against each director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “FOR” a nominee will be considered a vote in favor of such nominee for election as director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “AGAINST” a nominee will be considered a vote against such nominee for election as director.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS

INFORMATION ABOUT DIRECTORS AND OFFICERS
Board of Directors
In accordance with applicable law and our Charter and bylaws, the business and affairs of the Company are managed under the direction of our board of directors.
Board Membership Criteria and Selection of Directors
The board of directors annually reviews the appropriate experience, skills and characteristics required of board members in the context of the then-current membership of the board. This assessment includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry or brokerage industry or accounting or financial management expertise. Other considerations include the candidate’s independence from conflicts of interest with the Company and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. A majority of our directors must be independent, as defined in our Charter. Moreover, as required by our Charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and manage.
The board of directors is responsible for selecting its nominees and recommending them for election by the stockholders. Each of our nominees was recommended by our board of directors. Pursuant to our Charter, however, the independent directors must nominate replacements for any vacancies among the independent director positions. All director nominees then stand for election by the stockholders annually.
In its nomination review process, our board of directors solicits candidate recommendations from its own members and management of the Company. We have not employed and do not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees, although we are not prohibited from doing so if we determine such action to be in the best interests of the Company. Our board of directors also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by our board of directors, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below for more information on procedures to be followed by our stockholders in submitting such recommendations. In evaluating the persons recommended as potential directors, our board of directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our board of directors determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our board of directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11 of our bylaws.
In considering possible candidates for election as a director, the board of directors is guided by the principle that each director should (i) be an individual of high character and integrity; (ii) be accomplished in his or her respective field, with superior credentials and recognition; (iii) have relevant expertise and experience upon which to base advice and guidance to management in the conduct of our real estate investment and management activities; (iv) have sufficient time available to devote to our affairs; and (v) represent the long-term interests of our stockholders as a whole. Our board of directors may also consider an assessment of its diversity, including factors such as, but not limited to, age, geography, gender and ethnicity. While we do not have a formal diversity policy, we believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities.

Director Nominees
Our board of directors has nominated each of the following individuals for election as a director to serve until our 2018 Annual Meeting of Stockholders and until his successor is elected and qualifies. Each nominee currently is a director of the Company, and Messrs. Fugelsang, Lehmann and Snell are independent directors.

Name	Age	Positions
Glenn J. Rufrano	67	Chief Executive Officer and President and Director
George N. Fugelsang	76	Non-Executive Chairman of the Board of Directors (Independent Director)
Richard J. Lehmann	73	Independent Director
Roger D. Snell	61	Independent Director
Glenn J. Rufrano has served as our chief executive officer and president and one of our directors since June 2015. Mr. Rufrano also has served as chief executive officer and president of Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC (“Cole Income NAV Strategy Advisors”), our advisor, since June 2015. In addition, Mr. Rufrano serves in the following positions for certain other programs sponsored by Cole Capital and certain affiliates of Cole Capital:

Entity	Position(s)	Dates
Cole Credit Property Trust V, Inc. (“CCPT V”); Cole Office & Industrial REIT (CCIT II), Inc. (“CCIT II”); Cole Office & Industrial REIT (CCIT III), Inc. (“CCIT III”)	Chief executive officer, president and director	June 2015 – Present
Cole Credit Property Trust IV, Inc. (“CCPT IV”)	Director	June 2016 – Present
Cole REIT Advisors, LLC; Cole REIT Advisors III, LLC; Cole Corporate Income Advisors II, LLC; Cole Corporate Income Advisors III, LLC; Cole REIT Advisors V, LLC	Chief executive officer and president	June 2015 – Present
Cole Capital Corporation	Director	June 2015 – Present
Cole Capital Advisors, Inc.	Chief executive officer and director	June 2015 – Present

Since April 2015, Mr. Rufrano has served as the chief executive officer and a director of VEREIT, Inc. (“VEREIT”), a publicly traded full-service real estate operating company (NYSE: VER) and the indirect parent of our sponsor, advisor, dealer manager and property manager. Mr. Rufrano has served and continues to serve as a director of Ventas, Inc., a publicly traded senior housing and healthcare REIT, since June 2010 and of O’Connor Capital Partners, a privately-owned, independent real estate investment, development and management firm that he co-founded, since October 2013. He served as chairman and chief executive officer of O’Connor Capital Partners from November 2013 through March 2015. He also served as a director for Columbia Property Trust, Inc., a publicly traded commercial real estate REIT, from January 2015 until March 2015. Previously, Mr. Rufrano was president and chief executive officer of Cushman & Wakefield, Inc., a privately-held commercial property and real estate services company, and a member of its board of directors from March 2010 to June 2013. From January 2008 through February 2010, he served as chief executive officer of Centro Properties Group, an Australian-based shopping center company, and, from April 2007 through January 2008, Mr. Rufrano served as chief executive officer of Centro Properties Group U.S. From 2000 until its acquisition by Centro Properties Group in April 2007, he served as chief executive officer and a director of New Plan Excel Realty Trust, a commercial retail REIT. He presently serves on the Board of New York University’s Real Estate Institute. Mr. Rufrano received his Bachelor’s degree in Business Administration from Rutgers University and his Masters of Science degree in Management and Real Estate from Florida International University. Mr. Rufrano was selected to serve as a director because of his extensive real estate and capital markets experience and investment expertise, in addition to his leadership role at VEREIT, all of which are expected to bring valuable insight to the board of directors.
George N. Fugelsang has served as a director since September 2011 and as non-executive chairman of our board of directors since June 2015. Mr. Fugelsang served as a member of the board of directors, audit committee and compensation committee of Cole Credit Property Trust II, Inc. (“CCPT II”) from May 2010, June 2010 and May 2011, respectively, until CCPT II’s merger with Spirit Realty Capital, Inc. in July 2013. From 1994 through 2001, Mr. Fugelsang was chief executive officer of Dresdner Kleinwort Benson North America, the U.S.-based investment banking business of Dresdner Bank AG, where he was responsible for all of Dresdner Bank AG’s activities in North America. From 1996 until 2001, Mr. Fugelsang was also chairman of the board of Dresdner Bank Mexico, S.A., chairman of the board of Dresdner Bank Canada and a member of the board of directors of Dresdner RCM Global Investors LLC. Mr. Fugelsang served on the board of managers of Mrs. Fields’ Famous Brands, LLC from May

2004 until July 2008. Mr. Fugelsang also served on the boards of trustees of the Institute of International Bankers and the Thunderbird School of Global Management, and as a member of the board of directors of Advanced Research Technologies of Montreal, Canada. He was also a member of the board of the New York City Partnership, the German American Chamber of Commerce, Inc., and a director of the Foreign Policy Association in New York. Mr. Fugelsang formerly served on the advisory board of the Monterey Institute of International Studies, an affiliate of Middlebury College. Mr. Fugelsang was selected to serve as a director because of his experience as the chief executive officer of an investment bank, his extensive financing experience and his general business accomplishments, all of which are expected to bring valuable insight to the board of directors.
Richard J. Lehmann has served as a director since January 2012. From 2002 until its sale to the Grandpoint Corporation in 2013, he served as the founding principal of The Biltmore Bank of Arizona and chairman of Bank Capital Corporation, its holding company, and he has served as a director of the Grandpoint Corporation since 2013. Mr. Lehmann began his banking career with Citibank in 1969. When he left Citibank in 1988, he was senior corporate officer for Europe, Middle East and Africa. In 1988, he became chairman and chief executive officer of Valley National Bank of Arizona and served in that capacity until the bank was sold to Banc One Corporation in 1993. Mr. Lehmann remained with the combined company and was appointed president and chief operating officer of Banc One and as a member of its board of directors in 1995. Following the merger of Banc One with First Chicago NBD Corporation to form Bank One Corporation in 1998, Mr. Lehmann served as vice chairman of the combined entity until his retirement on December 31, 1999. Mr. Lehmann also serves on the board of directors and on the compensation, nominating and governance and executive committees of Knight Transportation, Inc., and as a director and chairman of the finance and investments committee of the TGen Foundation. He previously served on the boards of Cole Real Estate Income Strategy, Inc., eFunds Corporation, iCrossing, Inc., Moore Corporation, and the Thunderbird School of Global Management. Prior civic activities include board participation with the Phoenix Art Museum, Ohio State University Hospital, Greater Phoenix Leadership, United Way of Greater Phoenix (campaign Chairman), and The Nature Conservancy of Arizona. Mr. Lehmann received an MBA and BA from the University of Washington. Mr. Lehmann was selected to serve as a director because of his experience as a financial services industry executive, with strong leadership, finance and global experience, all of which are expected to bring valuable insight to the board of directors.
Roger D. Snell has served as a director and as the chairman of the audit committee since September 2011. Mr. Snell has been chief investment officer of Veritas Investments, a multi-family real estate investment firm, since January 2012. From February 2003 until June 2012, Mr. Snell was the managing director of SIP Investment Partners, a commercial real estate investment firm. From February 1997 to June 2002, Mr. Snell was president and chief executive officer of Peregrine Real Estate Investment Trust, a publicly-traded commercial real estate and hotel property REIT that was reorganized into a private company named WinShip Properties. In 1996, prior to joining Peregrine, Mr. Snell was managing director of Snell & Co., LLC, an investment advisory firm, and president and chief executive officer of Perini Investment Properties, a publicly traded REIT focusing on commercial real estate and hotel properties (later renamed Pacific Gateway Properties), from January 1993 to January 1996. Prior to joining Perini, Mr. Snell held various leadership positions in other commercial real estate investment and development companies. Mr. Snell received an MBA from Harvard Business School and a B.S. degree from the University of California, Berkeley. Mr. Snell was selected to serve as a director because of his experience as a real estate industry executive with executive investment, capital markets and portfolio management expertise, all of which are expected to bring valuable insight to the board of directors.
Board Meetings and Annual Stockholder Meeting
The board of directors held four meetings during the fiscal year ended December 31, 2016. Each director attended at least 85% of his board and committee meetings in 2016. Although we do not have a formal policy regarding attendance by members of our board of directors at our Annual Meeting of Stockholders, we encourage all of our directors to attend. All of our directors at the time of our 2016 Annual Meeting of Stockholders attended our 2016 Annual Meeting of Stockholders either in person or by telephone.
Independence
As required by our Charter, a majority of the members of our board of directors must qualify as “independent” as affirmatively determined by the board. Consistent with our Charter and applicable securities and other laws and regulations regarding the definition of “independent,” after review of all relevant transactions or relationships between each director, or any of his family members, and the Company, our senior management and our independent registered public accounting firm, the board has determined that Messrs. Fugelsang, Lehmann and Snell, who comprise a majority of our board, qualify as independent directors. A copy of our independent director definition, which is contained in our Charter and complies with the requirements of the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts, was attached as an appendix to our proxy statement for our 2016 Annual Meeting of Stockholders which was filed with the SEC on April 13, 2016. Although our shares are not listed for trading on any national securities exchange, our independent directors also meet the current independence and qualifications requirements of the New York Stock Exchange.
Board Committees
Audit Committee
The board maintains one standing committee, the audit committee, to assist in fulfilling its responsibilities. The audit committee is comprised of Mr. Snell (chairman) and Mr. Fugelsang, both of whom are independent directors. The audit committee reports regularly to the full board. The audit committee meets periodically during the year, usually in conjunction with regular meetings of the board. The audit committee, by approval of at least a majority of the members, selects the independent registered public accounting firm to audit our annual financial statements, reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves the audit and non-audit services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. Our board of directors has adopted a charter for the audit committee that sets forth its specific functions and responsibilities. The audit committee charter can be located on our sponsor’s website at https://www.colecapital.com/income-nav-corporate-governance by clicking on “Audit Committee Charter.”
Although our shares are not listed for trading on any national securities exchange, all members of the audit committee meet the current independence and qualifications requirements of the New York Stock Exchange, as well as our Charter and applicable rules and regulations of the SEC. While both members of the audit committee have significant financial experience, the board of directors has determined that Mr. Snell satisfies the SEC’s requirements for an “audit committee financial expert” and has designated Mr. Snell as our audit committee financial expert. The audit committee met four times during 2016.
Compensation Committee
Our board of directors believes that it is appropriate for our board not to have a standing compensation committee based upon the fact that our executive officers, including our principal financial officer, and non-independent director do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers or non-independent directors.
Nominating Committee
We believe that our board of directors is qualified to perform the functions typically delegated to a nominating committee, and that the formation of a separate committee is not necessary at this time. Therefore, all members of our board of directors develop the criteria necessary for prospective members of our board of directors and participate in the consideration of director nominees. The primary functions of the members of our board of directors relating to the consideration of director nominees are to conduct searches and interviews for prospective director candidates, if necessary, review background information for all candidates for the board of directors, including those recommended by stockholders, and formally propose the slate of director nominees for election by the stockholders at the annual meeting.
Communication with Directors
We have established procedures for stockholders or other interested parties to communicate directly with our board of directors. Such parties can contact the board by mail at: Chairman of the Board of Directors of Cole Real Estate Income Strategy (Daily NAV), Inc., c/o Corporate Secretary, 2325 E. Camelback Road, Suite 1100, Phoenix, Arizona 85016.
The chairman of the board of directors will receive all communications made by these means, and will distribute such communications to such member or members of our board of directors as he deems appropriate, depending on the facts and circumstances outlined in the communication received.

Board Leadership Structure
Our board of directors has the authority to select the leadership structure it considers appropriate, considering many factors including the specific needs of our business and what is in the best interests of our stockholders. In recognition of the time commitments and activities required to function effectively as both the chief executive officer and chairman of the board of directors, our board of directors has separated these roles, with Mr. Rufrano serving as our chief executive officer and president and Mr. Fugelsang serving as our non-executive chairman since June 2015. Our board of directors believes that the current separation of the roles of chief executive officer and chairman allows Mr. Rufrano to focus his time and energy on operating and managing the Company while leveraging the experience and perspectives of Mr. Fugelsang in helping to set the strategic direction of the Company. The board of directors has determined that the current board leadership structure is the most appropriate at this time, given the specific characteristics and circumstances of the Company.
The board of directors also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight and management accountability. Our governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of and communication with our executive officers, as well as the officers and key personnel of our advisor. Some of the relevant processes and other corporate governance practices include:

•
A majority of our directors are independent directors. Each director is an equal participant in decisions made by the full board of directors. In addition, all matters that relate to our sponsor, our advisor or any of their affiliates must be approved by a majority of the independent directors. The audit committee is comprised entirely of independent directors.

•	Each of our directors is elected annually by our stockholders.

•
Our advisor has a one-year contract, with an annual review by, and renewal subject to the approval of, our board of directors. The fees paid to our advisor must be deemed reasonable, as determined by our independent directors, on an annual basis.

The Board’s Role in Risk Oversight
The board of directors oversees our stockholders’ interest in the long-term health and the overall success of the Company and its financial strength.
The board of directors is actively involved in overseeing risk management for the Company. It does so, in part, through its oversight of our property acquisitions and assumptions of debt, as well as its oversight of our Company’s executive officers and our advisor. In particular, the board of directors may determine at any time to terminate the advisor, and must evaluate the performance of the advisor, and re-authorize the advisory agreement, on an annual basis.
In addition, the audit committee is responsible for assisting the board of directors in overseeing the Company’s management of risks related to financial reporting. The audit committee has general responsibility for overseeing the accounting and financial processes of the Company, including oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the adequacy of the Company’s internal control over financial reporting. In addition, we have adopted policies and procedures with respect to complaints related to accounting, internal accounting controls or auditing matters, which enables anonymous and confidential submission of complaints that the audit committee shall discuss with management. Further, in connection with the annual audit of the Company’s financial statements, the audit committee conducts a detailed review with the Company’s independent auditors of the accounting policies used by the Company and its financial statement presentation.
Code of Business Conduct and Ethics
Our board of directors has adopted a Code of Ethics for Principal Executive Officer and Senior Financial Officers (the “Code of Business Conduct and Ethics”) that is applicable to our principal executive officer, principal financial officer and principal accounting officer. The policy may be located on our sponsor’s website at https://www.colecapital.com/income-nav-corporate-governance by clicking on “Code of Ethics.” If, in the future, we amend, modify or waive a provision in the Code of Business Conduct and Ethics, we may, rather than filing a

Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our sponsor’s website as necessary.
Compensation of Directors
Directors who are also officers or employees of the Company, our advisor or their affiliates (Mr. Rufrano) do not receive any special or additional remuneration for service on the board of directors or any of its committees. Each non-employee director receives compensation for service on the board of directors and any of its committees as provided below:

•	an annual retainer of $50,000;

•	$2,000 for each board meeting attended in person;

•	an additional annual retainer of $10,000 to the non-executive chairman of the board of directors and $7,500 to the chairman of the audit committee;

•	$2,000 for each committee meeting attended in person (the audit committee chairperson receives an additional $500 per audit committee meeting for serving in that capacity);

•	$250 per board or committee meeting attended by telephone conference; and

•
in the event that there is a meeting of the board of directors and one or more committees on a single day, the fees paid to each director will be limited to $2,500 per day ($3,000 per day for the chairperson of the audit committee, if there is a meeting of that committee).

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors.
Director Compensation Table
The following table sets forth certain information with respect to our director compensation during the fiscal year ended December 31, 2016:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total Compensation ($)
Glenn J. Rufrano	$—	$—	$—	$—	$—
George N. Fugelsang	$66,000	$—	$—	$—	$66,000
Richard J. Lehmann	$54,500	$—	$—	$—	$54,500
Roger D. Snell	$62,450	$—	$—	$—	$62,450
Compensation Committee Interlocks and Insider Participation
The Company does not have a standing compensation committee and we do not separately compensate our executive officers. Therefore, none of our executive officers participated in any deliberations regarding executive compensation.
During the fiscal year ended December 31, 2016, both of our executive officers and two of our former executive officers, Simon Misselbrook and Michael Bartolotta, served as executive officers (and, in the case of Mr. Rufrano, as a director) of other externally managed companies sponsored by Cole Capital. Like us, such companies do not have a standing compensation committee and they do not separately compensate their executive officers. During the fiscal year ended December 31, 2016, one of our directors, Glenn J. Rufrano, served as the chief executive officer and a director of VEREIT; however he did not serve on that company’s compensation committee.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires each director, officer and individual beneficially owning more than 10% of a registered security of the Company to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the Company. Directors, officers and greater than 10% beneficial owners are required by SEC rules to furnish the Company with copies of all such forms they file. Based solely upon a review of the copies of any such forms furnished to us during and with respect to the fiscal year ended December 31, 2016 or written representations from our executive officers and directors, to the best of our knowledge, all required Section 16(a) filings were timely and correctly made by reporting persons during 2016.

Executive Officers
In addition to Glenn J. Rufrano, the following individual currently serves as an executive officer of the Company:
Nathan D. DeBacker, age 37, has served as our chief financial officer and treasurer since August 2016. In addition, Mr. DeBacker serves in the following positions for certain other programs sponsored by Cole Capital:

Entity	Position(s)	Dates
CCPT IV, CCPT V, CCIT II, CCIT III	Chief financial officer and treasurer	August 2016 — Present
Since August 2016, Mr. DeBacker has served as senior vice president and chief financial officer, Cole REITs, of VEREIT. Mr. DeBacker was the principal at CFO Financial Services, LLC, a certified public accounting firm that provided accounting, payroll, tax, forecasting and planning, business valuation and investment advisory services to business organizations, from May 2014 until August 2016 and sold his ownership interest in the assets of CFO Financial Services, LLC in March 2017. He did not manage or otherwise provide any services with respect to any client accounts for CFO Financial Services, LLC from the time that he joined Cole Capital and its affiliates in August 2016 until the sale of his ownership interest in the assets of CFO Financial Services, LLC was finalized. Mr. DeBacker was also registered as an investment adviser representative with Archer Investment Corporation, an investment advisory firm that partners with accountants and CPAs to provide investment management solutions for their clients, from November 2015 until August 2016. From December 2005 until May 2014, Mr. DeBacker worked at Cole Capital and, following the merger with VEREIT, most recently served as vice president of real estate planning and analysis. From 2002 until 2005, Mr. DeBacker worked as an auditor for the independent public accounting firm of Ernst & Young LLP. Mr. DeBacker earned his bachelor’s degree in accounting from the University of Arizona and is a Certified Public Accountant in Arizona.
Each of our executive officers has stated that there is no arrangement or understanding of any kind between him and any other person relating to his appointment as an executive officer of our Company.
Compensation of Executive Officers
We have no employees. Our executive officers, including our principal financial officer, do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers. As a result, we do not have, and our board of directors has not considered, a compensation policy or program for our executive officers. Accordingly, we have not included a Compensation Committee Report or a Compensation Discussion and Analysis in this proxy statement.
Certain of our executive officers are also officers of Cole Income NAV Strategy Advisors, our advisor, and/or its affiliates, and are compensated by these entities, in part, for their services to us. We pay fees to such entities under our advisory agreement and dealer manager agreement. We also reimburse Cole Income NAV Strategy Advisors for its provision of administrative services, including related personnel costs, subject to certain limitations. A description of the fees that we pay to our advisor and dealer manager or any affiliate thereof is found in the “Transactions with Related Persons, Promoters and Certain Control Persons” section below.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES
The following table sets forth information as of March 31, 2017 regarding the beneficial ownership of our common stock by each person known by us to own 5% or more of the outstanding shares of common stock, each of our directors, and each named executive officer, and our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on 13,459,208 W Shares, 5,266,335 A Shares and 818,400 I Shares of common stock outstanding as of March 31, 2017.

Name of Beneficial Owner (1)	Number of Shares of Wrap Class Common Stock Beneficially Owned (2)	Number of Shares of Advisor Class Common Stock Beneficially Owned (2)	Number of Shares of Institutional Class Common Stock Beneficially Owned (2)	Percentage
Glenn J. Rufrano	—	—	—	—
George N. Fugelsang	—	—	—	—
Richard J. Lehmann	—	—	—	—
Roger D. Snell	—	—	—	—
Nathan D. DeBacker	—	—	—	—
All executive officers and directors as a group (5 persons)	—	—	—	—

(1)	The address of each beneficial owner listed is c/o Cole Real Estate Income Strategy (Daily NAV), Inc., 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016.
(2)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group which may be exercised within 60 days following March 31, 2017.

PROPOSAL 2
APPROVAL OF CERTAIN CHARTER AMENDMENTS TO COMPLY WITH REQUESTS FROM A STATE SECURITIES ADMINISTRATOR

Background

As a publicly registered, non-listed REIT, federal and state securities laws require us to register our public offerings of our shares with both the SEC and with the state securities administrators in each U.S. state in which we offer our shares. During such state registration process, state securities administrators review and comment upon the terms of our public offering and our Charter.
In connection with this process, the securities administrator of the State of Washington conditioned its agreement to approve the registration of our follow-on public offering in Washington upon the agreement of our management to propose certain amendments to our Charter, as described in detail below, to our board of directors for consideration for submission to our stockholders.
Our board of directors has declared the proposed amendments to the Charter described below to be in the best interest of our stockholders and has directed that those amendments be submitted for consideration by our stockholders at our 2017 Annual Meeting of Stockholders. Accordingly, at the 2017 Annual Meeting of Stockholders, our stockholders will vote on the proposed amendments. If they are adopted by our stockholders at the 2017 Annual Meeting of Stockholders, as soon as is practicable following the Annual Meeting we will file the Articles of Amendment to our Second Articles of Amendment and Restatement (the “Articles of Amendment”) with the Maryland State Department of Assessments and Taxation (“SDAT”). The Articles of Amendment will become effective upon the filing of the Articles of Amendment with, and acceptance for record of the Articles of Amendment by, the SDAT. We have noted to the securities administrator of the State of Washington that there is no guarantee that the proposed Charter amendments will be approved by our stockholders at the 2017 Annual Meeting of Stockholders. If the stockholders fail to approve these amendments, the Company will continue to operate as it has been operating with respect to the items addressed by the amendments, although the State of Washington may reconsider the continued registration of our public offering in that state, which could negatively affect our ability to raise additional capital from that state in our public offering.
A form of the Articles of Amendment is included as Appendix A to this proxy statement. The summary of the terms of our Charter set forth below is qualified in its entirety by our Charter. The description of the proposed Charter amendments set forth below is qualified in its entirety by reference to Appendix A.

Proposed Charter Amendments
Roll-up Transactions
The Charter currently provides for certain protections to the Company’s stockholders in connection with any proposed transaction considered a “Roll-up Transaction” (as defined below) involving the Company and the issuance of securities of an entity that would be created or would survive after the successful completion of the Roll-up Transaction. The protections afforded to the Company’s stockholders in the event of a Roll-up Transaction include: (1) the requirement that an appraisal of all of the Company’s assets be obtained from a competent independent appraiser and (2) the requirement that the person sponsoring the Roll-up Transaction shall offer the Company’s stockholders who vote against the Roll-up Transaction the choice of either (a) accepting the securities of a roll-up entity offered in the proposed Roll-up Transaction or (b) either remaining stockholders of the Company and preserving their interests in the Company as common stockholders on the same terms and conditions as existed previously, or receiving cash in an amount equal to their pro rata share of the appraised value of the Company’s net assets. In addition, the Charter provides that the Company is prohibited from participating in any proposed Roll-up Transaction: (1) that would result in the Company’s common stockholders having voting rights in a roll-up entity that are less than those provided in the Charter; (2) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the roll-up entity (except to the minimum extent necessary to preserve the tax status of the roll-up entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the roll-up entity on the basis of the number of shares held by that investor; (3) in which investor’s rights to access of records of the roll-up entity will be less than those provided to our stockholders pursuant to our Charter; and (4) in which any of the costs of the Roll-up Transaction would be borne by the Company if the Roll-up Transaction is rejected by the Company’s common stockholders.

Article IV of our Charter defines a “Roll-up Transaction” as a transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Company and the issuance of securities of another entity (a “roll-up entity”), that would be created or would survive after the successful completion of such transaction, to the Company’s common stockholders. The Charter currently excludes from the definition of a Roll-up Transaction, among other transactions, a transaction involving securities of a roll-up entity that have been listed on a national securities exchange for at least 12 months.
The securities administrator of the State of Washington required that we propose to amend the definition of “Roll-up Transaction” included in Article IV of our Charter to provide that the definition of Roll-up Transaction will exclude a transaction involving securities of our Company (as opposed to the securities of a roll-up entity) that have been listed on a national securities exchange for at least 12 months. As a result of this amendment, the provisions of our Charter regarding Roll-up Transactions would apply to any transactions involving the securities of an entity other than the Company that have been listed on a national securities exchange for at least 12 months. The securities administrator of the State of Washington required this proposed amendment in order to conform the definition of Roll-up Transaction in our Charter to the definition set forth by the Statement of Policy Regarding Real Estate Investment Trusts issued by the North American Securities Administrators Association on May 7, 2007 (“NASAA REIT Guidelines”). Many state securities administrators deem the NASAA REIT Guidelines to be applicable to any REIT, such as the Company, that is engaged in a public offering of securities that are not listed on a national securities exchange.
Expiration of Investment Limitations
The securities administrator of the State of Washington further required that we propose to amend the provisions in Sections 9.2 and 9.3 of our Charter that, in its view, deviate slightly from certain requirements contained in the NASAA REIT Guidelines.

The Charter amendments required by the securities administrator of the State of Washington and proposed for stockholder approval are intended to benefit the Company’s stockholders by providing that certain investment limitations required by the NASAA REIT Guidelines do not automatically expire upon a listing of the Company’s common stock on a national securities exchange.

The lead-in to Section 9.2 of our Charter, as proposed to be amended by this proposal, would read as follows (the marked text indicates changes to the current provisions of our Charter):

“~~Until such time as the Common Shares are Listed,~~ The following investment limitations shall apply:”

The lead-in to Section 9.3 of our Charter, as proposed to be amended by this proposal, would read as follows (the marked text indicates changes to the current provisions of our Charter):

“In addition to other investment restrictions imposed by the Board from time to time, consistent with the Corporation’s objective of qualifying as a REIT, ~~and until such time as the Common Shares are Listed,~~ the following shall apply to the Corporation’s investments:”

Your Vote

Your vote may be cast “FOR” or “AGAINST” the proposed Charter amendments, or you may “ABSTAIN” from voting on the amendments. Under our Charter, the affirmative vote of a majority of all votes entitled to be cast on the amendments is required for their approval, with each class of shares voting together as a single class. Abstentions and broker non-votes will have the same effect as votes cast against the proposed amendments.
Appraisal Rights
Under Maryland law and the Charter, you will not be entitled to rights of appraisal with respect to the proposed Charter amendments. Accordingly, to the extent that you object to the proposed Charter amendments, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSED AMENDMENTS TO OUR CHARTER TO COMPLY WITH REQUESTS FROM A STATE SECURITIES ADMINISTRATOR AS SET FORTH ABOVE

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Independent Auditors
The audit committee has engaged Deloitte as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2017. Deloitte has served as our independent registered public accounting firm since our formation in July 2010. Stockholder ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm is not required by the Company’s bylaws or otherwise. However, the board of directors is submitting the appointment of Deloitte to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee may reconsider whether or not to retain Deloitte in the future. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company.
Fees
During the year ended December 31, 2016, Deloitte served as our independent registered public accounting firm and provided certain tax and other services. The audit committee reviewed the audit and non-audit services performed by Deloitte, as well as the fees charged by Deloitte for such services. In its review of the non-audit services and fees, the audit committee considered whether the provision of such services is compatible with maintaining the independence of Deloitte. The aggregate fees billed to us for professional accounting services, including the audit of the Company’s annual financial statements by Deloitte for the years ended December 31, 2016 and 2015, are set forth in the table below.

	Year Ended December 31,
Type of Service	2016	2015
Audit fees (1)	$560,109	$548,430
Audit-related fees	—	—
Tax fees (2)	52,500	82,693
All other fees	—	—
Total	$612,609	$631,123

(1)
Represents fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by Deloitte in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements and other services that generally only the independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC, audits of acquired properties or businesses, property audits required by loan agreements, and statutory audits for our subsidiaries or affiliates.

(2)
Represents fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

Pre-Approval Policies and Procedures
The audit committee charter imposes a duty on the audit committee to pre-approve all auditing services performed for us by our independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent auditors has received “general” pre-approval, it will require “specific” pre-approval by the audit committee.
All requests for services to be provided by the independent auditor that do not require specific pre-approval by the audit committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general pre-approval of the audit committee. The audit committee will be informed on a timely basis of any such services rendered by the independent auditors.
Requests to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by both the independent auditors and the principal financial officer, and must include a joint statement as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence. The chairman of the audit committee has been delegated the authority to specifically pre-approve de minimis amounts for services not covered by the general pre-approval guidelines. All amounts, other than such de minimis amounts, require specific pre-approval by the audit committee prior to engagement of the independent auditors. All amounts, other than de minimis amounts not subject to pre-approval, specifically pre-approved by the chairman of the audit committee in accordance with this policy, are to be disclosed to the full audit committee at the next regularly scheduled meeting.
All services rendered by Deloitte for the years ended December 31, 2016 and 2015 were pre-approved in accordance with the policies and procedures described above.
A representative of Deloitte is expected to attend the annual meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the appointment of Deloitte as our independent registered public accounting firm.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017

AUDIT COMMITTEE REPORT
Our management has the primary responsibility for the Company’s accounting and financial reporting process, including the system of internal control over financial reporting, and the preparation of the Company’s financial statements. Deloitte, the Company’s independent registered public accounting firm, is responsible for performing an audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and for expressing an opinion as to whether the Company’s consolidated financial statements are fairly presented in all material respects in conformity with accounting principles generally accepted in the United States of America (“GAAP”). In this context, the responsibility of the audit committee is to oversee the Company’s accounting and financial reporting processes and the audits of the Company’s consolidated financial statements.
In the performance of its oversight function, the audit committee reviewed and discussed with management and Deloitte the Company’s 2016 audited financial statements, and management and Deloitte represented to the audit committee that such audited financial statements were prepared in accordance with GAAP.
The audit committee also reviewed and discussed with Deloitte the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the PCAOB. In addition, the audit committee received from Deloitte the written disclosures and the letter required by applicable requirements of the PCAOB regarding Deloitte’s communications with the audit committee concerning independence, and discussed with Deloitte its independence.
The audit committee discussed with Deloitte the overall scope and plans for the audit. The audit committee meets periodically with Deloitte, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the financial reporting of the Company.
Based on these reviews and discussions, the audit committee recommended to the board of directors that the 2016 audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.

The Audit Committee of the Board of Directors: Roger D. Snell (Chairman) George N. Fugelsang

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS
Our independent directors have reviewed the material transactions between our affiliates and us during the year ended December 31, 2016. Set forth below is a description of the transactions with affiliates. We believe that we have executed all of the transactions set forth below on terms that are fair and reasonable to the Company and on terms no less favorable to us than those available from unaffiliated third parties.
Advisory Agreement
We are party to an Advisory Agreement with Cole Income NAV Strategy Advisors whereby Cole Income NAV Strategy Advisors manages our day-to-day operations and identifies and makes investments on our behalf. In return, we pay to Cole Income NAV Strategy Advisors an asset-based advisory fee that is payable in arrears on a monthly basis and accrues daily in an amount equal to 1/365th of 0.90% of our net asset value (“NAV”) for each class of common stock, for each day. Advisory fees for the year ended December 31, 2016 totaled $2.2 million. We also reimburse Cole Income NAV Strategy Advisors for expenses incurred in connection with the provision of advisory services pursuant to the Advisory Agreement. Such expense reimbursements for the year ended December 31, 2016 totaled $555,000.
In addition, we reimburse Cole Income NAV Strategy Advisors for acquisition expenses incurred in connection with the acquisition of our investments. Such payments for the year ended December 31, 2016 totaled $1.6 million. Furthermore, we reimburse the expenses incurred by Cole Income NAV Strategy Advisors in connection with its provision of services to us, including reasonable salaries and wages, benefits and overhead of all employees directly involved in the performance of services to us other than our executive officers. We do not reimburse Cole Income NAV Strategy Advisors for any amount by which the operating expenses (which exclude, among other things, the expenses of raising capital, interest payments, taxes, non-cash items such as depreciation, amortization and bad debt reserves, and acquisition fees and acquisition expenses) at the end of the four preceding fiscal quarters exceed the greater of (i) 2.0% of average invested assets, or (ii) 25.0% of net income other than any additions to reserves for depreciation, bad debt or other similar non-cash reserves and excluding any gain from the sale of assets for that period. Such operating expense related payments for the year ended December 31, 2016 totaled $1.7 million.
Additionally, we are required to pay to Cole Income NAV Strategy Advisors a performance-based fee calculated based on our annual total return to stockholders, payable annually in arrears. The performance fee will be calculated such that for any calendar year in which the total return per share for a particular class exceeds 6.0%, which we refer to as the 6.0% return, Cole Income NAV Strategy Advisors will receive 25.0% of the excess total return above the 6.0% return allocable to that class, but in no event will we pay Cole Income NAV Strategy Advisors more than 10.0% of the aggregate total return for that class for such year. However, in the event the NAV per share of our W Shares, A Shares and I Shares decreases below the base NAV (the “Base NAV”) for the respective share class ($15.00, $16.72 and $16.82 for our W Shares, A Shares and I Shares, respectively), the performance-based fee will not be calculated on any increase in NAV up to the Base NAV of that class. In addition, the performance fee will not be paid with respect to any calendar year in which the NAV per share as of the last business day of the calendar year (the “Ending NAV”) for the respective share class is less than the Base NAV of that class. The Base NAV of any share class is subject to downward adjustment in the event that our board of directors, including a majority of the independent directors, determines that such an adjustment is necessary to provide an appropriate incentive to our advisor to perform in a manner that seeks to maximize stockholder value and is in the best interests of our stockholders. In the event of any stock dividend, stock split, recapitalization or similar change in our capital structure, the Base NAV for the respective share class shall be ratably adjusted to reflect the effect of any such event. During the year ended December 31, 2016, no such performance fees were paid to Cole Income NAV Strategy Advisors.
Cole Income NAV Strategy Advisors incurs expenses in connection with our organization and our public offering of our common stock. Pursuant to the Advisory Agreement, we reimburse Cole Income NAV Strategy Advisors up to 0.75% of the aggregate gross offering proceeds with respect to those expenses. During the year ended December 31, 2016, we incurred $1.2 million of organization and offering expense reimbursements payable to Cole Income NAV Strategy Advisors.
Our Advisory Agreement has a term expiring November 30, 2017, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. Our independent directors are required to determine, at least annually, that the compensation to Cole Income NAV Strategy Advisors is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that such compensation is within the limits set forth in our Charter.

Glenn J. Rufrano, our chief executive officer and president and one of our directors, is the chief executive officer and president of Cole Income NAV Strategy Advisors.
Dealer Manager Agreement
We are party to a Dealer Manager Agreement with Cole Capital Corporation, the dealer manager in our public offering. We may charge a selling commission on A Shares sold in our primary offering of up to 3.75% of the offering price per share for A Shares on the date of purchase, which we will pay to Cole Capital Corporation. Cole Capital Corporation reallows 100% of such selling commissions to participating broker-dealers. We also pay to Cole Capital Corporation an asset-based dealer manager fee that is payable in arrears on a monthly basis and accrues daily in an amount equal to (1) 1/365th of 0.55% of our NAV for W Shares for such day, (2) 1/365th of 0.55% of our NAV for A Shares for such day and (3) 1/365th of 0.25% of our NAV for I Shares for such day. At Cole Capital Corporation’s discretion, it may reallow a portion of the dealer manager fee received on W Shares, A Shares and I Shares to participating broker dealers. Additionally, we pay Cole Capital Corporation an asset-based distribution fee for A Shares that is payable in arrears on a monthly basis and accrues daily in an amount equal to 1/365th of 0.50% of our NAV for A Shares for such day. At our dealer manager’s discretion, it may reallow a portion of the distribution fee to participating broker-dealers. We will cease paying the selling commission, dealer manager fee and distribution fee on the date at which, in the aggregate, underwriting compensation from all sources, including the selling commission, dealer manager fee, distribution fee and other underwriting compensation paid by us and by Cole Income NAV Strategy Advisors and its affiliates, equals 10% of the gross proceeds from our primary offering (i.e., excluding proceeds from sales pursuant to our distribution reinvestment plan), calculated as of the same date that we calculate the aggregate underwriting compensation. For the year ended December 31, 2016, we paid to Cole Capital Corporation commissions and dealer manager fees totaling $3.7 million.
Glenn J. Rufrano, our chief executive officer and president and one of our directors, also is the sole director of Cole Capital Corporation.
Certain Conflict Resolution Procedures

In order to reduce or eliminate certain potential conflicts of interest, our Charter contains, or we have adopted policies containing, a number of restrictions relating to (1) transactions we may enter into with our sponsor, our advisor, any of our directors or any of their respective affiliates, (2) certain future offerings and (3) the allocation of investment opportunities among other real estate programs sponsored by Cole Capital. Conflict resolution provisions that are in our Charter or in policies adopted by our board of directors include, among others, the following:

•
We will not purchase or lease properties from our sponsor, our advisor, any of our directors or any of their respective affiliates, unless (1) a majority of the directors, including a majority of the independent directors, who are not otherwise interested in such transaction determines that such transaction is fair and reasonable to us, and (2) either (A) the purchase price is no greater than the cost of the property to the seller, including acquisition-related expenses, or (B) a majority of the independent directors determines that there is substantial justification for any amount above such cost and that the difference is reasonable. In no event will we acquire any property from an affiliate at an amount in excess of its current appraised value as determined by an independent appraiser.

•
We will not sell or lease properties to our sponsor, our advisor, any of our directors or any of their respective affiliates, unless (1) a majority of the directors, including a majority of the independent directors, who are not otherwise interested in such transaction determines that such transaction is fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties, and (2) either (A) the sale is greater than the cost of the property to us, including acquisition-related expenses, or (B) a majority of the independent directors determines that there is substantial justification for any amount below such cost, and that the difference is reasonable. In no event will we sell any property to an affiliate at an amount less than its current appraised value as determined by an independent appraiser.

•
Our sponsor, our advisor, any of our directors and any of their respective affiliates will not make loans to us, except that we may borrow funds from affiliates of our advisor, including our sponsor, as bridge financing to enable us to acquire a property when offering proceeds alone are insufficient to do so and third party financing has not been arranged or is insufficient. Any and all such transactions must be approved by a majority of our directors, including a majority of our independent directors, who are not otherwise interested in such transactions as being fair, competitive and commercially reasonable and no less favorable to us than comparable loans between unaffiliated parties under the same circumstances. We may not make loans to our sponsor, our advisor, any of our directors or any of their respective affiliates except for certain mortgages or loans to wholly owned subsidiaries.

•
We will not enter into any other transaction with our sponsor, our advisor, any of our directors or any of their affiliates, including the acceptance of goods or services from our sponsor, our advisor, any of our directors or any of their affiliates, unless a majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction approve such transaction as fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

•
In the event that an investment opportunity becomes available that may be suitable for both us and VEREIT or one or more other real estate programs sponsored by Cole Capital, and for which more than one of such entities has sufficient uninvested funds, an allocation committee, which is comprised entirely of employees of our sponsor and its affiliates (the “Allocation Committee”), with oversight by the respective boards of directors, will examine the following factors, among others, in determining the entity for which the investment opportunity is most appropriate:

•	the investment objective of each entity;

•	the anticipated operating cash flows of each entity and the cash requirements of each entity;

•	the effect of the acquisition on diversification of each entity’s investments by type of property, geographic area and tenant concentration;

•	the amount of funds available to each program and the length of time such funds have been available for investment;
•	the ability of each entity to finance the property, if necessary;

•	the policy of each entity relating to leverage of properties;

•	the income tax effects of the purchase to each entity; and

•	the size of the investment.

If, in the judgment of the Allocation Committee, the investment opportunity may be equally appropriate for more than one program, then the entity that has had the longest period of time elapse since it was allocated an investment opportunity of a similar size and type (e.g., office, industrial, retail properties or anchored shopping centers) will be allocated such investment opportunity.

If a subsequent development, such as a delay in the closing of the acquisition or a delay in the construction of a property, causes any such investment, in the opinion of the Allocation Committee, to be more appropriate for an entity other than the entity that committed to make the investment, the Allocation Committee may determine that VEREIT or another program sponsored by Cole Capital will make the investment. Our board of directors, including the independent directors, oversees the allocation process to ensure that the method used for the allocation of the acquisition of properties among VEREIT and the various programs sponsored by Cole Capital is applied fairly to us.

STOCKHOLDER PROPOSALS
Any proposals by stockholders for inclusion in proxy solicitation material for the 2018 Annual Meeting of Stockholders, including any proposals for nominees for election as director at the 2018 Annual Meeting of Stockholders, must be received by our secretary, Michael J. Komenda, at our offices no later than December 18, 2017, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. If a stockholder wishes to present a proposal at the 2018 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the 2018 proxy materials, our bylaws currently require that the stockholder give advance written notice to our secretary, Michael J. Komenda, at our offices no earlier than November 18, 2017 and no later than December 18, 2017. Stockholders are advised to review the Company’s bylaws, which contain other requirements with respect to advance notice of stockholder proposals and director nominations.
OTHER MATTERS
As of the date of this proxy statement, we know of no business that will be presented for consideration at the 2017 Annual Meeting of Stockholders other than the matters referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holders.
A copy of the Company’s 2016 annual report to stockholders, filed with the SEC, is enclosed herewith. You may also obtain our other SEC filings and certain other information concerning the Company through the Internet at www.sec.gov and www.colecapital.com. Information contained in any website referenced in this proxy statement is not incorporated by reference in this proxy statement.

By Order of the Board of Directors
Michael J. Komenda
Secretary

PLEASE VOTE — YOUR VOTE IS IMPORTANT

APPENDIX A

ARTICLES OF AMENDMENT

See attached.

COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.

ARTICLES OF AMENDMENT

Cole Real Estate Income Strategy (Daily NAV), Inc., a Maryland corporation, (the “Corporation”), hereby certifies to the State Department of Assessment and Taxation of Maryland (the “Department”) that:

FIRST: The charter of the Corporation (the “Charter”) is hereby amended by deleting the existing definition of “Roll-Up Transaction” in Article IV of the Charter in its entirety and substituting in lieu thereof the following definition to read as follows:

“Roll-Up Transaction. The term “Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Corporation and the issuance of securities of a Roll-Up Entity to the holders of Common Shares. Such term does not include:

(a) a transaction involving securities of the Corporation that have been Listed for at least twelve months; or
(b) a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:
(i) voting rights of the holders of Common Shares;
(ii) the term of existence of the Corporation;
(iii) Sponsor or Advisor compensation; or
(iv) the Corporation’s investment objectives.”

SECOND: The Charter is hereby further amended by deleting the phrase “Until such time as the Common Shares are Listed” in its entirety from the first lead-in sentence to Section 9.2 so that, as revised, the lead-in sentence to Section 9.2 reads as follows:

“Section 9.2    Certain Permitted Investments. The following provisions shall apply:”

THIRD: The Charter is hereby further amended by deleting the phrase “and until such time as the Common Shares are Listed,” in its entirety from the first lead-in sentence to Section 9.3 so that, as revised, the lead-in sentence to Section 9.3 reads as follows:

“Section 9.3    Investment Limitations.    In addition to other investment restrictions imposed by the Board from time to time, consistent with the Corporation’s objective of qualifying as a REIT, the following shall apply to the Corporation’s investments:”

FOURTH: The amendments to the Charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.
FIFTH: The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Chief Executive Officer and President and attested by its Secretary on this _____ day of ______________, 2017.

ATTEST:	COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.

______________________________        By: ______________________________ (SEAL)
Name: Michael J. Komenda            Name: Glenn J. Rufrano
Title: Secretary                     Title: Chief Executive Officer and President

COLE CAPITAL®

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E23710-P90701 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.

The Board of Directors recommends you vote FOR all of the nominees for director in Proposal 1:

Nominees:	**For**	**Against**	**Abstain**
1a. Glenn J. Rufrano	☐	☐	☐
1b. George N. Fugelsang	☐	☐	☐
1c. Richard J. Lehmann	☐	☐	☐
1d. Roger D. Snell	☐	☐	☐

The Board of Directors recommends that you vote FOR Proposals 2 and 3:

	For	**Against**	**Abstain**
Proposal 2. Approval of certain charter amendments to comply with requests from a state securities administrator.	☐	☐	☐
Proposal 3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.	☐	☐	☐

NOTE: Other business may come before the Annual Meeting or any adjournment or postponement thereof.

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V1.1

Important Notice Regarding the Availability of Proxy Materials for the Cole Real Estate Income Strategy (Daily NAV), Inc. 2017 Annual Meeting of Stockholders to Be Held on June 21, 2017. The Annual Report and Proxy Statement for this meeting are available at: http://www.proxyvote.com.

E23711-P90701

COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.
PROXY FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 21, 2017
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder hereby appoints Nathan D. DeBacker and Michael J. Komenda, each as proxy and attorney-in-fact, with full power of substitution as determined by the Board of Directors of Cole Real Estate Income Strategy (Daily NAV), Inc. (the "Company"), on behalf and in the name of the undersigned, to attend the 2017 Annual Meeting of Stockholders of the Company to be held on June 21, 2017 at 10:30 a.m. local time at the Company's offices located at 2325 E. Camelback Road, Ground Floor, Phoenix, Arizona 85016, and any adjournments or postponements thereof, and to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast if personally present, as indicated on the reverse side of this ballot, and otherwise to represent the undersigned at the meeting and any adjournments or postponements thereof, with all powers possessed by the undersigned if personally present. The undersigned acknowledges receipt of the notice of the 2017 Annual Meeting of Stockholders, the proxy statement and the annual report.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST "FOR" ALL OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OR, IN THE ABSENCE OF SUCH A RECOMMENDATION, IN THEIR DISCRETION, INCLUDING, BUT NOT LIMITED TO, THE POWER AND AUTHORITY TO ADJOURN OR POSTPONE THE MEETING TO PROVIDE MORE TIME TO SOLICIT PROXIES FOR ANY OR ALL OF THE PROPOSALS REFERENCED HEREIN.

Continued and to be signed on reverse side

V.1.1